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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 27, 2002
                                                 -------------------------------


                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                    1-9924               52-1568099
         --------------           -----------             -----------
         (State or other          (Commission             (IRS Employer
         jurisdiction of          File Number)            Identification No.)
         incorporation)

                   399 Park Avenue, New York, New York           10043
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                  (Address of principal executive offices)       (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)








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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibits:

         Exhibit No.       Description
         -----------       -----------
          1.01             Terms Agreement, dated February 27, 2002, among the
                           Company and Salomon Smith Barney Inc., Banc of
                           America Securities LLC, Banc One Capital Markets,
                           Inc., Bank Brussel Lambert N.V., Bear, Stearns & Co.
                           Inc., Credit Suisse First Boston Corporation, Merrill
                           Lynch, Pierce, Fenner & Smith Incorporated, RBC
                           Dominion Securities Corporation, SunTrust Capital
                           Markets, Inc., UBS Warburg LLC and The Williams
                           Capital Group, L.P., as Underwriters, relating to the offer and sale of the Company's 5.00% Notes due March 6, 2007.

           4.01            Form of Note for the Company's 5.00% Notes due March
                           6, 2007.






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                  Pursuant to the  requirements  of the  Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  March 6, 2002                            CITIGROUP INC.



                                            By:  /s/ Guy R. Whittaker
                                                 -------------------------
                                                 Guy R. Whittaker
                                                 Treasurer